Exhibit 10.17

BANK REFERENCE NO. MIC310886	PAGE 1
JANUARY 09, 2007

ISSUING BANK:

FIFTH THIRD BANK, (EASTERN MICHIGAN)

APPLICANT:

LIBERTY RENEWABLE FUELS, LLC

3508 E. M-21

CORUNNA, MI 48817

BENEFICIARY:

WILCOX DESIGN-BUILD LLC

37987 INTERCHANGE DRIVE

FARMINGTON HILLS, MI 48335

LETTER OF CREDIT NO:	MIC310886
ISSUE DATE:	JANUARY 09, 2007
EXPIRATION DATE:	DECEMBER 22, 2007
EXPIRATION PLACE:	AT OUR COUNTERS

AMOUNT: 1,634,000.00 USD

ONE MILLION SIX HUNDRED THIRTY FOUR THOUSAND 00/100 U.S. DOLLARS

WE HEREBY ISSUE IN YOUR FAVOR THIS IRREVOCABLE DOCUMENTARY LETTER OF CREDIT WHICH IS AVAILABLE WITH ANY BANK BY PAYMENT OF YOUR DRAFT(S) AT SIGHT FOR 100 PERCENT OF THE INVOICE VALUE ON FIFTH THIRD BANK, (EASTERN MICHIGAN) ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. SIGNED ORIGINAL COMMERCIAL INVOICES

PLUS ONE COPY OF FISHER CONTRACTING COMPANY.

MERCHANDISE TO BE DESCRIBED IN INVOICE AS:

BID PACKAGE NO. 1, EARTHWORK AND UTILITIES.

PARTIAL SHIPMENTS ARE ALLOWED.

TRANSHIPMENTS ARE PROHIBITED.

COMBINED SHIPMENTS ARE PROHIBITED.

SPECIAL CONDITIONS:

COPY SET OF ALL DOCUMENTS FOR ISSUING BANK’S FILES IS REQUIRED.

BANK REFERENCE NO. MIC310886	PAGE 2
JANUARY 09, 2007

FAILURE TO SUPPLY THESE PHOTOCOPIES WILL RESULT IN USD10.00 BEING DEDUCTED FROM THE PROCEEDS TO BENEFICIARY.

WE UNDERSTAND INSURANCE TO BE EFFECTED BY APPLICANT.

A USD50.00 OR EQUIVALENT PAYMENT WILL BE DEDUCTED FROM THE PROCEEDS TO COVER THE TELEGRAPHIC TRANSFER OF FUNDS. ANY TELEX COMMUNICATIONS OR SPECIAL HANDLING REQUESTED, CHARGES WILL BE EFFECTED BY BENEFICIARY.

A USD100.00 OR EQUIVALENT DISCREPANCY FEE WILL BE EFFECTED BY BENEFICIARY OF THIS CREDIT FOR EACH SET OF DOCUMENTS CONTAINING DISCREPANCIES.

THIS STATEMENT MUST NOT BE CONSTRUED TO MEAN WE WILL ACCEPT DOCUMENTS CONTAINING DISCREPANCIES.

NOTE: COMBINED DRAWINGS COVERING MULTIPLE LETTERS OF CREDIT ARE PROHIBITED.

ALL DOCUMENTS TO BE SUBMITTED IN THE ENGLISH LANGUAGE.

CONFIRMATION INSTRUCTIONS: WITHOUT

DRAFT MUST BEAR THE CLAUSE “DRAWN UNDER DOCUMENTARY CREDIT NO. MIC310886 OF FIFTH THIRD BANK, (EASTERN MICHIGAN)”.

ALL DOCUMENTS ARE TO BE PRESENTED OR FORWARDED VIA AIR COURIER IN ONE SET TO:

FIFTH THIRD BANK

INTERNATIONAL TRADE SERVICES

1850 EAST PARIS S.E., MD ROPS81

GRAND RAPIDS, MI 49546

800-662-3914

BANK REFERENCE NO. MIC310886	PAGE 3
JANUARY 09, 2007

DOCUMENTS MUST BE PRESENTED TO NEGOTIATING OR PAYING BANK WITHIN 21 DAYS AFTER THE DATE OF ISSUANCE OF DOCUMENTS EVIDENCING SHIPMENT OR DISPATCH OR TAKEN IN CHARGE (SHIPPING DOCUMENTS) BUT WITHIN VALIDITY OF LETTER OF CREDIT.

UPON RECIEPT OF DOCUMENTS IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LC, WE SHALL REMIT PROCEEDS TO THE NEGOTIATING BANK AS PER THEIR INSTRUCTIONS.

ALL CHARGES OTHER THAN THOSE OF THE ISSUING BANK ARE FOR THE ACCOUNT OF THE BENEFICIARY.

UPON RECEIPT OF DOCUMENTS IN COMPLIANCE WITH LETTER OF CREDIT TERMS WE WILL FORWARD FUNDS AS PER INSTRUCTIONS OF NEGOTIATING BANK LESS OUR USD35.00 CHARGE AND LESS DISCREPANCY FEE USD40.00, IF ANY. THIS STATEMENT MUST NOT BE CONSTRUED TO MEAN WE WILL ACCEPT DOCUMENTS CONTAINING DISCREPANCIES.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500.

THIS IS THE OPERATIVE INSTRUMENT. NO MAIL CONFIRMATION WILL FOLLOW.

REGARDS,

FIFTH THIRD BANK

INTERNATIONAL TRADE SERVICES

AUTHORIZED SIGNER	AUTHORIZED SIGNER

JANUARY 09, 2007

LIBERTY RENEWABLE FUELS, LLC

3508 E. M-21

CORUNNA, MI 48817

PER YOUR REQUEST WE HAVE ISSUED LETTER OF CREDIT NUMBER MIC310886 IN FAVOR OF WILCOX DESIGN-BUILD LLC.

ATTACHED PLEASE FIND A COPY FOR YOUR RECORDS.

PLEASE CONTACT ME WITH ANY QUESTIONS REGARDING THIS LETTER OF CREDIT.

REGARDS,

PAMELA LORD

FIFTH THIRD BANK

INTERNATIONAL TRADE SERVICES

1850 EAST PARIS S.E., MD ROPS81

GRAND RAPIDS, MI 49546

TEL:      616-653-8107 OR 800-662-3914

FAX:     616-653-8168